                            COMMON STOCK
NUMBER ___                                          ___ SHARES
                        1ST STATE BANCORP, INC.

      INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA

                                               CUSIP 33645S 10 2
This certifies that


is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE
$0.01 PER SHARE, OF

1st State Bancorp, Inc. (the "Corporation"), a Virginia corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, in person or by duly authorized attorney or legal representative, upon the surrender of this certificate property endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY
INSURED OR GUARANTEED.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

/s/ Christine Baker                        /s/ James C. McGill
____________________________               _____________________
A. Christine Baker                          James C. McGill
Secretary                                   President

Countersigned and Registered:

                      [CORPORATE SEAL]

              REGISTRAR AND TRANSFER COMPANY
                            By: _____________________________
                                 Transfer Agent and Registrar

                                _____________________________
                                 Authorized Signature

                     RESTRICTIONS ON TRANSFER
The Articles of Incorporation include a provision which prohibits any person from directly or indirectly acquiring or offering to acquire the beneficial ownership of more than 10% of any class of equity security of the Corporation. Such provision eliminates the voting rights of securities acquired in violation of the provision. Such provision will expire three years from the effective date of completion of the conversion of 1st State Bank, Burlington, North Carolina (the "Bank") from mutual to stock form. The Articles of Incorporation also impose certain restrictions on the voting rights of beneficial owners of more than 10% of any class of equity security of the Corporation after three years from this date of completion of the conversion of the Bank from mutual to stock form. The Corporation will furnish without charge to each stockholder who so requests additional information with respect to such restrictions. Such request may be made in writing to the Secretary of the Corporation.

                   1st STATE BANCORP, INC.
     The shares represented by this certificate are issued subject to all the provisions of the Articles of Incorporation and Bylaws of the Corporation as from time to time amended
(copies of which are on file at the principal executive office of the Corporation), to all of which the holder by acceptance hereof assents.

     The Corporation will furnish without charge to each stockholder who so requests a full statement of the powers, designations, relative rights, preferences and limitations of each class of stock and the variations in rights, preferences and limitations determined for each series, including the authority of the Board of Directors to determine variations for future series. Such requests shall be made in writing to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common
TEN ENT -     as tenants by the entireties
JT TEN  -     as joint tenants with right of survivorship and not
             as tenants in common

UNIF TRANSFER MIN ACT - ..........Custodian.......... under
                          (Cust)              (Minor)
Uniform Transfers to Minors Act.......................
                                       (State)

     Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _______________________________ HEREBY
SELL(S), ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________
/_______________________________/

_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
OF ASSIGNEE)
_________________________________________________________________
_________________________________________________________________
__________________________________________________________ Shares
of the common stock evidenced by this certificate, and do hereby irrevocably constitute and appoint ____________________________, Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated _______________________

                              ___________________________________
                              SIGNATURE


                              ___________________________________
                              SIGNATURE


                              ___________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:         ___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

        SEE REVERSE SIDE FOR RESTRICTIONS ON TRANSFER